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                         SLM STUDENT LOAN TRUST 1998-2

                      ADMINISTRATION AGREEMENT SUPPLEMENT



                           Dated as of June 18, 1998


                                      to


                        MASTER ADMINISTRATION AGREEMENT


                            Dated as of May 1, 1997



                                    Between


                            SLM FUNDING CORPORATION


                                      and


                      STUDENT LOAN MARKETING ASSOCIATION



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     SLM Student Loan Trust 1998-2 Administration Agreement Supplement dated as of June 18, 1998 (the "Supplement") to the Master Administration Agreement dated as of May 1, 1997 (the "Agreement") between SLM Funding Corporation (the "Seller") and Student Loan Marketing Association (the "Administrator").

     This Supplement is being delivered to the Administrator pursuant to and in satisfaction of the conditions set forth in Section 1.2(a) of the Agreement with respect to SLM Student Loan Trust 1998-2 (the "Trust"). The provisions of this Supplement shall be applicable only to SLM Student Loan Trust 1998-2.

1.   The following entities are hereby designated in accordance with clause 1 of
Section 1.2(a) of the Agreement:

     The Trust:  SLM Student Loan Trust 1998-2
     The Eligible Lender Trustee:  Chase Manhattan Bank Delaware
     The Interim Eligible Lender Trustee:  Chase Manhattan Bank
           Delaware
     The Indenture Trustee:  Bankers Trust Company


     The initial deposit into the Collection Account on the Closing Date in accordance with Section 2.6.C of the Agreement shall be: $25,000.

2. Attached hereto are (i) Appendix A (SLM Student Loan Trust 1998-2) containing those definitions which shall be applicable to this Supplement and to the Agreement in connection with the Trust and this Supplement in place of the definitions contained in Appendix A (Master) attached to the Agreement; and (ii) a cross-reference table indicating modifications to the articles and sections of the Basic Documents referred to in the Agreement.

3. Each of the Basic Documents (other than the Agreement) has been executed and delivered by each of the parties thereto, are being delivered to the Administrator together with this Supplement and are in substantially the respective forms attached to the Agreement as Exhibits B through I;

4. Notwithstanding anything to the contrary set forth in Section 2.3.C.2 of the Master Administration Agreement, the Indenture Trustee shall have no liability or obligation in respect of any failed Delivery, as contemplated therein, other than with respect to a Delivery which fails as a result of any action or inaction on behalf of the Indenture Trustee.

5. Each of the parties named on the signature pages to this Supplement by execution of this Supplement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of the Agreement in connection with the Trust, this Supplement and the other Basic Documents to the extent reference is made in the Agreement to such party. The
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rights and obligations of such parties under the Agreement resulting from the execution of this Supplement (other than the Seller) shall be applicable only with respect to the Trust, this Supplement and the other Basic Documents.

     This Supplement shall be construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     This Supplement may be executed in counterparts, each of which when so executed shall together constitute but one and the same instrument.


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     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered as of the date first above written.



                                 SLM FUNDING CORPORATION


                                 By: /s/ William M.E. Rachal, Jr.
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------



                                 SALLIE MAE SERVICING CORPORATION


                                 By: /s/ Thomas P. Brisson
                                    -----------------------------

                                 Name:
                                      ---------------------------

                                 Title:
                                       --------------------------


                                 SLM STUDENT LOAN TRUST 1998-2


                                 By Chase Manhattan Bank Delaware,
                                 not in its individual capacity but
                                 solely as Eligible Lender Trustee


                                 By: /s/ Denis Kelly
                                    ----------------------------

                                 Name: Denis Kelly
                                      --------------------------

                                 Title: Trust Officer
                                       -------------------------


                                 CHASE MANHATTAN BANK DELAWARE, not
                                 in its individual capacity but
                                 solely as Eligible Lender Trustee


                                 By: /s/ Denis Kelly
                                    ----------------------------

                                 Name: Denis Kelly
                                      --------------------------

                                 Title: Trust Officer
                                       -------------------------


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                                 BANKERS TRUST COMPANY
                                 not in its individual capacity but
                                 solely as Indenture Trustee


                                 By: /s/ Raymond Delli Colli
                                    ----------------------------

                                 Name: Raymond Delli Colli
                                      --------------------------

                                 Title: Assistant Treasurer
                                       -------------------------



The Administrator hereby acknowledges receipt of the foregoing Supplement and hereby confirms to the Seller and the other signatories to the foregoing Supplement that the representations of the Administrator contained in Article V of the Agreement are true and correct as of the date of such Supplement.


STUDENT LOAN MARKETING ASSOCIATION

By  Sallie Mae, Inc., Authorized
    Agent for the Student Loan
    Marketing Association


By: /s/ J. Lance Franke
   -------------------------------

Name:
     -----------------------------

Title:
      ----------------------------



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